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[ALLIED LOGO]

FOR IMMEDIATE RELEASE                   For Further Information Contact:
  NOVEMBER 25, 2003                     --------------------------------
                                        Charles Murphy, Chief Financial Officer
                                        212-750-0064
                                        charlesmurphy@alliedhealthcare.com
                                                        OR
                                        Susan Lewis, 303-804-0494
                                        susanlewis@alliedhealthcare.com


           ALLIED HEALTHCARE INTERNATIONAL INC. REPORTS RECORD FISCAL
           ----------------------------------------------------------
                    2003 FOURTH QUARTER AND YEAR-END RESULTS
                    ----------------------------------------

    Company Significantly Outperforms Sector; Exceeds Analysts' Expectations

       NEW YORK ... November 25, 2003 - Allied Healthcare International Inc. (AMEX: ADH), a leading international provider of flexible healthcare staffing services, announced today results for its fiscal 2003 fourth quarter and year ended September 30, 2003.

                         SUMMARY OF FISCAL 2003 RESULTS
                         ------------------------------

                                                Year Ended September 30,
                                                 2003              2002
                                                 ----              ----
  ($ millions)

  Revenue                                   $  294.4    vs.  $  242.8   +  21.2%

  Operating income                          $   27.7    vs.  $   17.2   +  60.6%

  Net income
     (Available to common shareholders)     $    8.0    vs.  $    3.8   + 110.9%

  Earnings per share
     (From continuing operations)           $   0.34    vs.  $   0.15   + 126.7%

  EPS                                       $   0.36

       Revenue for the year ended September 30, 2003, rose 21.2 percent to $294.4 million, compared with $242.8 million in fiscal 2002. Net income available to common shareholders for the year reached $8.0 million or $0.36 per diluted share, compared with net income available to common shareholders of $3.8 million, or $0.20 per diluted share last year. Net income available to common shareholders and diluted per share amounts are after giving effect to preferred stock transactions.

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Allied Healthcare International, Inc.
Fiscal 2003 Fourth Quarter and Year-End Results
Page 2

       Revenue for the fourth quarter ended September 30, 2003, reached $79.4 million, compared with $68.1 million for the comparable period in fiscal 2002. Net income available to common shareholders for the quarter was $3.0 million or $0.13 per diluted share compared with net income of $6.3 million or $0.26 per diluted share for the same period last year. Included within the fourth quarter fiscal 2002 was the exceptional gain of $5.1 million arising from settlement of paid-in-kind interest to the holders of the notes in Allied Healthcare U.K. exchanged for new shares of our common stock.

       Included in the results for both the fourth quarter and year-end results of fiscal 2003 are the favorable effects of changes in foreign exchange.

       "I have repeated myself quarter after quarter these last four years as to the manner in which this company has been making steady progress since the complete refinancing in 1999. That progress has been reflected in strategic divestitures, in the integration of significant acquisitions and most importantly, sustained continually by organic same store growth. The numbers now speak for themselves in a clear and emphatic manner," said Timothy Aitken, chairman and CEO. "It is just a matter of time before the interested investor does the math and compares this company's performance to that of comparable companies in the sector, both here in the U.S. as well as in the U.K., and comes to a resounding conclusion as to where real value and opportunity lies."

       Mr. Aitken further noted: "Your chairman and president continue to closely align their interests with all other shareholders in the company, and I want to take this opportunity to deal with an issue that has apparently been repeatedly misunderstood. In connection with the reorganization transaction completed in July 2002, redeemable shares in our U.K. subsidiary issued in the 1999 refinancing held by myself and Ms. Eames and surrendered for common shares of our company were treated as taxable compensation when received, unlike the other executives in our company. In order to put us solely in an equivalent position with other executives in the company, our U.S. tax expense on the exchange was reimbursed by the company, and we continue our investment in the future of our company on an equivalent basis with other executives participating in the reorganization.

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Allied Healthcare International, Inc.
Fiscal 2003 Fourth Quarter and Year-End Results
Page 3

       "What should be clearly understood is that your CEO and president have NOT sold their shares in Allied and our significant investment in the future of the company continues to be closely aligned with that of all other shareholders.

       "I hope that the issues spelled out above can be put to rest, and we can focus on our company's striking success story which is reflected in no small way in the numbers reported today," concluded Mr. Aitken.

       Sarah L. Eames, president and chief operating officer, added: "While keeping a keen eye on the U.S. market, we continue to pursue the many growth opportunities present in the U.K. Healthcare expenditures in the U.K. are on the rise, growing at seven percent per annum. This growth solidifies our position in the growing U.K. flexible staffing services marketplace, and we are well positioned to both strengthen our service offering as well as the relationships we have built with the National Health Service (NHS)."

       Allied Healthcare management will host a conference call to review results of its fiscal 2003 fourth quarter and year ended September 30, 2003 on TUESDAY, NOVEMBER 25, 2003 AT 3:00 PM EST. Participants should dial 703-871-3029 at least ten minutes prior to the start of the call and refer to conference identification number 331504.

       To hear a live web simulcast of the conference call or to listen to the archived web cast following completion of the call, please visit the company's web site at www.alliedhealthcare.com, click on the news and press section, then select investor relations to access the link to the call. Refer to conference identification number 331504.

       New York- based Allied Healthcare International Inc. is a leading provider of flexible healthcare staffing services in the United Kingdom.

Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, including those contained in the Company's filings with the Securities and Exchange Commission, which may cause actual results in future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.

                            FINANCIAL TABLE ATTACHED

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                      ALLIED HEALTHCARE INTERNATIONAL INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)
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
                                                                             THREE MONTHS ENDED                 YEAR ENDED
                                                                        ----------------------------    ----------------------------
                                                                        SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,
                                                                            2003           2002            2003           2002
                                                                        -------------  -------------    -------------  -------------
    Total revenues                                                      $   79,421      $   68,148       $  294,379     $  242,828
    Gross profit                                                            22,205          19,615           81,323         66,079
    Selling, general and administrative expenses                            15,598          12,604           53,648         48,847
                                                                        -------------  -------------    -------------  -------------
          Operating income                                                   6,607           7,011           27,675         17,232
    Interest expense, net                                                    1,375           3,447           11,279         13,472
    Gain on settlement of PIK interest                                           -          (5,143)               -         (5,143)
    Foreign exchange loss                                                        4               1               18             19
                                                                        -------------  -------------    -------------  -------------
          Income before income taxes,  minority interest
             and discontinued operations                                     5,228           8,706           16,378          8,884
    Provision for income taxes                                               1,206           1,829            4,910          4,971
                                                                        -------------  -------------    -------------  -------------
          Income before minority interest  and discontinued operations       4,022           6,877           11,468          3,913
    Minority interest                                                            -               -                -            120
                                                                        -------------  -------------    -------------  -------------
          Income from continuing operations                                  4,022           6,877           11,468          3,793
                                                                        -------------  -------------    -------------  -------------
    Discontinued operations:
       Income (loss) from discontinued operations                                -             299              (16)         1,001
       Gain on disposal of subsidiaries, net of taxes of $775                    -               -              519              -
                                                                        -------------  -------------    -------------  -------------
                                                                                 -             299              503          1,001
                                                                        -------------  -------------    -------------  -------------
          Net income                                                         4,022           7,176           11,971          4,794
    Redeemable preferred dividend and accretion                              1,034             902            4,005          1,016
                                                                        -------------  -------------    -------------  -------------
          Net income available to common shareholders                   $    2,988      $    6,274       $    7,966     $    3,778
                                                                        =============  =============    =============  =============
Basic income per share of common stock from:
          Income from continuing operations                             $     0.13      $     0.29       $     0.34     $     0.15
          Income from discontinued operations                                    -            0.01             0.02           0.05
                                                                        -------------  -------------    -------------  -------------
          Net income                                                    $     0.13      $     0.30       $     0.36     $     0.20
                                                                        =============  =============    =============  =============
Diluted income per share of common stock from:
          Income from continuing operations                             $     0.13      $     0.25       $     0.34     $     0.15
          Income from discontinued operations                                    -            0.01             0.02           0.05
                                                                        -------------  -------------    -------------  -------------
          Net income                                                    $     0.13      $     0.26       $     0.36     $     0.20
                                                                        =============  =============    =============  =============

Weighted average number of common shares outstanding:
    Basic                                                                   22,191          20,954           21,962         18,565
                                                                        =============  =============    =============  =============
    Diluted                                                                 22,479          27,161           22,304         18,932
                                                                        =============  =============    =============  =============
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